                                POWER OF ATTORNEY


         KNOWN ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints each of Joseph McBrien, Judy Bartlett and John Flanagan his true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for him in his name, place and stead, to sign any and all Registration Statements applicable to MainStay Institutional Funds Inc. and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and the states, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


Signature                     Title                          Date

 /s/ STEPHEN C. ROUSSIN
-------------------------
Stephen C. Roussin            Chairperson and Director       February 28, 2000

                                POWER OF ATTORNEY

         KNOWN ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints each of Joseph McBrien, Judy Bartlett and John Flanagan his true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for him in his name, place and stead, to sign any and all Registration Statements applicable to MainStay Institutional Funds Inc. and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and the states, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


Signature                     Title                          Date

-----------------------
Patrick G. Boyle              Director                       February 28, 2000

                                POWER OF ATTORNEY

         KNOWN ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints each of Joseph J. McBrien, Judy Bartlett and John Flanagan his true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for him in his name, place and stead, to sign any and all Registration Statements applicable to MainStay Institutional Funds Inc. and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and the states, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Signature                     Title                          Date

/s/ LAWRENCE GLACKEN
-----------------------
Lawrence Glacken              Director                       February 28, 2000

                                POWER OF ATTORNEY

         KNOWN ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints each of Joseph J. McBrien, Judy Bartlett and John Flanagan his true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for him in his name, place and stead, to sign any and all Registration Statements applicable to MainStay Institutional Funds Inc. and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and the states, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Signature                     Title                          Date

/s/ ROBERT P. MULHEARN
-----------------------
Robert P. Mulhearn            Director                       February 28, 2000

                                POWER OF ATTORNEY


         KNOWN ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints each of Joseph J. McBrien, Judy Bartlett and John Flanagan her true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for her in her name, place and stead, to sign any and all Registration Statements applicable to MainStay Institutional Funds Inc. and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and the states, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Signature                     Title                          Date

 /s/ SUSAN B. KERLEY
-----------------------
Susan B. Kerley               Director                       February 28, 2000

                               POWER OF ATTORNEY

         KNOWN ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints each of Joseph J. McBrien, Judy Bartlett and John Flanagan her true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for her in her name, place and stead, to sign any and all Registration Statements applicable to MainStay Institutional Funds Inc. and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and the states, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Signature                     Title                          Date

 /s/ LINDA M. LIVORNESE
-------------------------
Linda M. Livornese            President (Principal           February 28, 2000
                              Executive Officer)

                                POWER OF ATTORNEY


         KNOWN ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints each of Joseph J. McBrien and Judy Bartlett his true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for him in his name, place and stead, to sign any and all Registration Statements applicable to MainStay Institutional Funds Inc. and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and the states, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Signature                     Title                          Date

 /s/ JOHN A. FLANAGAN
-----------------------
John A. Flanagan              Treasurer (Principal           February 28, 2000
                              Financial and
                              Accounting Officer)